As filed with the Securities and Exchange Commission on July 29, 2011

Registration No. 333-173504

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

EVERTEC, INC.

and the Guarantors listed on Schedule A hereto

(Exact name of registrant as specified in its charter)

Puerto Rico	7374	66-0449729
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Cupey Center Building

Road 176, Kilometer 1.3

San Juan, Puerto Rico 00926

(787) 759-9999

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Luisa Wert Serrano, Esq.

EVERTEC, Inc.

Cupey Center Building

Road 176, Kilometer 1.3

San Juan, Puerto Rico 00926

(787) 759-9999

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Rosa A. Testani, Esq.

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

(212) 872-8115

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large Accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

*	If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross Border Third-Party Tender Offer)  ☐

The registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SCHEDULE A

The primary standard industrial classification code number for the issuer and each of the guarantors listed below is 7374. The names of the guarantors, the states or jurisdictions of incorporation or organization for each guarantor, the I.R.S. employer identification number, if applicable, and the address of the principal executive office for each guarantor is listed below.

Exact name of additional registrant as specified in its charter	State or other jurisdiction of incorporation or organization	IRS employer identification no.	Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices
ATH Costa Rica, S.A.	Costa Rica	N/A	Barrio Tournón Diagonal al Periódico La República, San José, Costa Rica (506) 2211 4500

ATH Panama, S.A.	Panama	N/A	Corregimiento de Bella Vista, Urb. Punta Edificio Torres las Américas Apto./Local Torre B. Piso 6 Oficina604 Distrito de Panamá Provincia de Panamá (507) 216 9200

EVERTEC Dominicana, S.A.	Dominican Republic	N/A	Calle Max Henriquez Ureña #6 Edificio CardNET, Piso 5 Ensanche Naco, Santo Domingo Dominican Republic (809) 683 3125

EVERTEC Mexico Servicios de Procesamiento, S.A. de C.V.	Mexico	N/A	Avenida Insurgentes Sur #600 Despacho 101, Colonia del Valle Delegación Benito Juárez, CP, 03100 México DF 52 (55) 5669 0603

Sense Software International Corp.	Puerto Rico	66-0551170	Cupey Center Building Road 176, Kilometer 1.3 Río Piedras, Puerto Rico (787) 282-8047

T.I.I. Smart Solutions Inc.	British Virgin Islands	N/A	Barrio Tournón Diagonal al Periódico La República, San José, Costa Rica (506) 2211 4500

Tarjetas Inteligentes Internacionales, S.A	Costa Rica	N/A	Barrio Tournón Diagonal al Periódico La República, San José, Costa Rica (506) 2211 4500

TII Smart Solutions, Sociedad Anonima	Guatemala	N/A	Avenida Reforma 7-62 Edificio Aristos Reforma Zona 9 Office 404, Ciudad de Guatemala, Guatemala (502) 2362 9404

PART II. INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20.	Indemnification of Directors and Officers

Article 1.02(b)(6) of the Puerto Rico General Corporation Law of 1995, as amended (the “PR-GCL”), provides that a corporation may include in its certificate of incorporation a provision eliminating or limiting the personal liability of members of its board of directors or governing body for breach of a director’s fiduciary duty of care. However, no such provision may eliminate or limit the liability of a director for breaching his duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, paying an unlawful dividend or approving an unlawful stock repurchase or obtaining an improper personal benefit. Section 9.1 of our Amended and Restated Certificate of Incorporation contains such a provision.

Article 4.08 of the PR-GCL authorizes a Puerto Rico corporation to indemnify its officers and directors against liabilities arising out of pending or threatened actions, suits or proceedings to which such officers and directors are or may be made parties by reason of being officers or directors. Such rights of indemnification are not exclusive of any other rights to which such officers or directors may be entitled under any by-law, agreement, vote of stockholders or otherwise.

Article 2.02(n) of the PR-GCL states that every corporation created under the provisions of the PR-GCL shall have the power to reimburse to all directors and officers or former directors and officers the expenses which necessarily or in fact were incurred with respect to the defense in any action, suit or proceeding in which such persons, or any of them, are included as a party or parties for having been directors or officers of one or another corporation, pursuant to the provisions of Article 4.08 of the PR-GCL described above.

Section 9.2 of our Amended and Restated Certificate of Incorporation and Section 8.1 of our Amended and Restated Bylaws provides that our directors, officers, employees and agents shall be indemnified to the fullest extent authorized by the PR-GCL against expenses and certain other liabilities arising out of legal action brought or threatened against them for their conduct on our behalf, provided that each such person acted in good faith and in a manner that he or she reasonably believed was in or not opposed to our best interests. Indemnification by us is available in a criminal action only if such person had no reasonable cause to believe that his or her conduct was unlawful.

Section 8.2 of our Amended and Restated Bylaws provides that we will pay expenses incurred in defending any proceeding covered by Section 8.1 of our Amended and Restated Bylaws in advance of the final disposition of such proceeding; provided, that if the PR-GCL requires, we may first require an undertaking by or on behalf of any person covered by Section 9.2 to repay such amounts, if it is ultimately determined that he is not entitled to be indemnified by us.

Section 8.5 of our Amended and Restated Bylaws provides that we may maintain insurance covering certain liabilities of our officers, directors, employees and agents, whether or not we would have the power or would be required under the PG-GCL to indemnify them against such liabilities. We maintain a directors’ and officers’ liability insurance policy.

Item 21.	Exhibits and Financial Statement Schedules

(a) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 30, 2010, by and among Popular, Inc., AP Carib Holdings, Ltd., Carib Acquisitions, Inc. and EVERTEC, Inc. (incorporated by reference to Exhibit 2.1 of Popular, Inc.’s Current Report on Form 8-K filed on July 8, 2010, File No. 001-34084)

2.2**	Amendment to the Agreement and Plan of Merger, dated August 5, 2010, by and among Popular, Inc., AP Carib Holdings, Ltd., Carib Acquisition, Inc. and EVERTEC, Inc.

2.3	Second Amendment to the Agreement and Plan of Merger, dated August 8, 2010, by and among Popular, Inc., AP Carib Holdings, Ltd., Carib Acquisition, Inc. and EVERTEC, Inc. (incorporated by reference to Exhibit 2.1 of Popular, Inc.’s Current Report on Form 8-K filed on August 12, 2010, File No. 001-34084)

2.4	Third Amendment to the Agreement and Plan of Merger, dated September 15, 2010, by and among Popular, Inc., AP Carib Holdings, Ltd., Carib Acquisition, Inc. and EVERTEC, Inc. (incorporated by reference to Exhibit 2.1 of Popular, Inc.’s Current Report on Form 8-K filed on September 21, 2010, File No. 001-34084)

2.5	Fourth Amendment to the Agreement and Plan of Merger, dated September 30, 2010, by and among Popular, Inc., AP Carib Holdings, Ltd., Carib Acquisition, Inc. and EVERTEC, Inc. (incorporated by reference to Exhibit 2.1 of Popular, Inc.’s Current Report on Form 8-K filed on October 6, 2010, File No. 001-34084)

3.1**	Articles of Incorporation of EVERTEC, Inc.

3.2**	Bylaws of EVERTEC, Inc.

4.1**	Indenture, dated as of September 30, 2010, among EVERTEC, Inc., the guarantors party thereto and Wilmington Trust FSB, as trustee.

4.2**	Registration Rights Agreement, dated as of September 30, 2010, by and among EVERTEC, Inc., the guarantors party thereto and Banc of America Securities LLC, as representative of the initial purchasers.

4.3**	Form of 11% Senior Note due 2018 (included in the Indenture filed as Exhibit 4.1 to Registration Statement on Form S-4.

5.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP.

5.2*	Opinion of Goldman Antonetti & Córdova, PSC.

5.3*	Opinion of Walkers.

5.4*	Opinion of Consortium – Laclé & Gutiérrez.

5.5*	Opinion of Pereyra & Asociados.

5.6*	Opinion of Consortium – Rodríguez, Archila, Castellanos, Solares & Aguilar, S.C.

5.7*	Opinion of Creel, Garcia-Cuéllar, Aiza y Enríquez, S.C.

5.8*	Opinion of Aleman, Cordero, Galindo & Lee.

10.1**	Credit Agreement, dated as of September 30, 2010, among Carib Holdings, Inc., EVERTEC, Inc., the lenders from time to time parties thereto and Bank of America, N.A., as administrative agent, swingline lender and L/C issuer

Exhibit No.	Description

10.2**	Amendment No. 1, dated as of March 3, 2011, to Credit Agreement, dated as of September 30, 2010, among Carib Holdings, Inc., EVERTEC, Inc., the lenders from time to time parties thereto and Bank of America, N.A., as administrative agent, swingline lender and L/C issuer

10.3**	Guarantee Agreement dated as of September 30, 2010, by and among EVERTEC, Inc., the loan parties identified on the signature pages thereof and Bank of America, N.A. as administrative agent and collateral agent

10.4**	Collateral Agreement dated as of September 30, 2010, among Carib Holdings, Inc., EVERTEC, Inc., each subsidiary of EVERTEC, Inc. identified therein and Bank of America, N.A. as collateral agent

10.5	Amended and Restated Master Service Agreement, dated as of September 30, 2010, among Popular, Inc. Banco Popular de Puerto Rico and EVERTEC, Inc. (incorporated by reference to Exhibit 99.3 of Popular, Inc.’s Current Report on Form 8-K filed on October 6, 2010, File No. 001-34084 ).

10.6	Technology Agreement, made and entered into as of September 30, 2010, by and between Popular, Inc. and EVERTEC, Inc. (incorporated by reference to Exhibit 99.4 of Popular, Inc.’s Current Report on Form 8-K filed on October 6, 2010, File No. 001-34084)

10.7**	Amended and Restated Independent Sales Organization Sponsorship and Services Agreement, dated as of September 30, 2010, by and between Banco Popular de Puerto Rico and EVERTEC, Inc.

10.8	IP Purchase and Sale Agreement, dated June 30, 2010, by and Popular, Inc. (and Affiliates and Subsidiaries) and EVERTEC, Inc. (incorporated by reference to Exhibit 10.1 of Popular, Inc.’s Current Report on Form 8-K filed on July 8, 2010, File. No. 001-34084)

10.9**	Consulting Agreement dated as of September 30, 2010, among Carib Holdings, Inc., EVERTEC, Inc. and Apollo Management VII, L.P.

10.10**	Consulting Agreement dated as of September 30, 2010, among Carib Holdings, Inc., EVERTEC, Inc. and Popular, Inc.

10.11**	Employment Agreement, dated as of October 1, 2010, by and between EVERTEC, Inc. and Felix M. Villamil Pagani

10.12**	Promissory Note and Forgivable Loan, Stock Pledge Agreement, dated as of September 29, 2010, between EVERTEC, Inc. and Félix M. Villamil

10.13**	Employment Agreement, dated as of October 1, 2010, by and between EVERTEC, Inc. and Luis O. Abreu

10.14**	Employment Agreement, dated as of October 1, 2010, by and between EVERTEC, Inc. and Carlos J. Ramirez

10.15**	Employment Agreement, dated as of October 1, 2010, by and between EVERTEC, Inc. and Luis G. Alvarado

10.16**	Employment Agreement, dated as of October 1, 2010, by and between EVERTEC, Inc. and Jorge R. Hernandez

10.17**	Carib Holdings, Inc. 2010 Equity Incentive Plan

10.18**	Form of Stock Option Grant for named executive officers and certain others under Carib Holdings, Inc. 2010 Equity Incentive Plan

10.19**	Carib Holdings, Inc. Stock Option Agreement, dated as of April 5, 2011, by and between Carib Holdings, Inc. and Nathaniel Lipman

Exhibit No.	Description

10.20**	Carib Holdings, Inc. Stock Option Agreement, dated as of April 5, 2011, by and between Carib Holdings, Inc. and Thomas M. White 2006 Trust

10.21**	Subscription Agreement, dated as of April 5, 2011, by and between Carib Holdings, Inc. and Thomas M. White 2006 Trust

10.22**	Subscription Agreement, dated as of February 11, 2011, by and between Carib Holdings, Inc. and Luis O. Abreu. This Agreement is one of six substantially identical subscription agreements and includes a schedule which identifies material details in which each agreement differs from the one that is filed herewith.

12.1**	Statement re Computation of Ratio of Earnings to Fixed Charges.

21.1**	Subsidiaries of EVERTEC, Inc.

23.1**	Consent of PricewaterhouseCoopers LLP, independent auditors.

23.2*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

23.3*	Consent of Goldman Antonetti & Córdova, PSC (included in the opinion filed as Exhibit 5.2 to this Registration Statement).

23.4*	Consent of Walkers (included in the opinion filed as Exhibit 5.3 to this Registration Statement).

23.5*	Consent of Consortium – Laclé & Gutiérrez (included in the opinion filed as Exhibit 5.4 to this Registration Statement).

23.6*	Consent of Pereyra & Asociados (included in the opinion filed as Exhibit 5.5 to this Registration Statement).

23.7*	Consent of Consortium – Rodríguez, Archila, Castellanos, Solares & Aguilar, S.C. (included in the opinion filed as Exhibit 5.6 to this Registration Statement).

23.8*	Consent of Creel, Garcia-Cuéllar, Aiza y Enríquez, S.C. (included in the opinion filed as Exhibit 5.7 to this Registration Statement).

23.9*	Consent of Aleman, Cordero, Galindo & Lee (included in the opinion filed as Exhibit 5.8 to this Registration Statement).

24.1**	Powers of Attorney of Directors and Officers of the registrants (included on signature pages to original Registration Statement).

25.1**	Form T-1 of Wilmington Trust FSB (with respect to the 11% Senior Notes due 2018).

99.1**	Form of Letter of Transmittal.

99.2**	Form of Notice of Guaranteed Delivery.

99.3**	Form of Letter to Brokers.

99.4**	Form of Letter to Clients.

*	Filed herewith

**	Previously filed

(b) Financial Statement Schedules

All financial statement schedules are omitted because they are inapplicable, not required or the information has been disclosed elsewhere in the financial statements or notes thereto.

Item 22.	Undertakings

The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed pursuant to Rule 424(b) as part of the registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

The undersigned registrants hereby undertake to respond to requests for information that is included in the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Juan, Puerto Rico on the 29th day of July, 2011.

EVERTEC, INC.

By:	/s/ Félix M. Villamil
Félix M. Villamil Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

/s/ Félix M. Villamil Félix M. Villamil	President, Chief Executive Officer and Director (Principal Executive Officer)	July 29, 2011

/s/ Luis O. Abreu Luis O. Abreu	Chief Financial Officer (Principal Financial and Accounting Officer)	July 29, 2011

* Marc E. Becker	Chairman of the Board and Director	July 29, 2011

* Jorge Junquera	Director	July 29, 2011

* Nathaniel J. Lipman	Director	July 29, 2011

* Matthew H. Nord	Director	July 29, 2011

* Richard L. Carrión Rexach	Director	July 29, 2011

Signature	Title	Date

* Néstor Obie Rivera	Director	July 29, 2011

* Scott I. Ross	Director	July 29, 2011

* Thomas M. White	Director	July 29, 2011

* By:	/s/ Félix M. Villamil
Félix M. Villamil Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Juan, Puerto Rico on the 29th day of July, 2011.

ATH COSTA RICA, S.A.

By:	/s/ Luis O. Abreu
Luis O. Abreu Treasurer

ATH PANAMA, S.A.

By:	/s/ Luis O. Abreu
Luis O. Abreu Treasurer

EVERTEC DOMINICANA, S.A.

By:	/s/ Félix M. Villamil
Félix M. Villamil President

EVERTEC MEXICO SERVICIOS DE PROCESAMIENTO, S.A. DE C.V.

By:	/s/ Luis O. Abreu
Luis O. Abreu Treasurer

SENSE SOFTWARE INTERNATIONAL CORP.

By:	/s/ Félix M. Villamil
Félix M. Villamil President

T.I.I. SMART SOLUTIONS INC.

By:	/s/ Félix M. Villamil
Félix M. Villamil President

TARJETAS INTELIGENTES INTERNACIONALES, S.A.

By:	/s/ Luis O. Abreu
Luis O. Abreu Treasurer

TII SMART SOLUTIONS, SOCIEDAD ANONIMA

By:	/s/ Félix M. Villamil
Félix M. Villamil Sole Administrator

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

/s/ Félix M. Villamil Félix M. Villamil	(1)	July 29, 2011

/s/ Luis O. Abreu Luis O. Abreu	(2)	July 29, 2011

* Jorge Junquera	(3)	July 29, 2011

* Richard L. Carrión Rexach	(4)	July 29, 2011

* Luisa Wert Serrano	(5)	July 29, 2011

* Carlos J. Ramírez	(6)	July 29, 2011

* By:	/s/ Félix M. Villamil
Félix M. Villamil Attorney-in-Fact

(1)	Félix M. Villamil has signed this Registration Statement as President (principal executive officer) and a director of ATH Costa Rica, S.A., ATH Panama, S.A., EVERTEC Dominicana, S.A., EVERTEC Mexico Servicios de Procesamiento, S.A., Sense Software International Corp., T.I.I. Smart Solutions Inc. (for which he also serves and principal financial and accounting officer) and Tarjetas Inteligentes Internacionales, S.A. and as sole administrator (principal executive, financial and accounting officer) of TII Smart Solutions, Sociedad Anonima, which does not have a board of directors or similar body.
(2)	Luis O. Abreu has signed this Registration Statement as Treasurer (principal financial and accounting officer) and a director of ATH Costa Rica, S.A., ATH Panama, S.A., EVERTEC Dominicana, S.A., EVERTEC Mexico Servicios de Procesamiento, S.A., Sense Software International Corp. and Tarjetas Inteligentes Internacionales, S.A.
(3)	Jorge Junquera has signed this Registration Statement as a director of Sense Software International Corp.
(4)	Richard L. Carrión Rexach has signed this Registration Statement as a director of Sense Software International Corp.
(5)	Luisa Wert Serrano has signed this Registration Statement as a director of ATH Costa Rica, S.A., EVERTEC Dominicana, S.A., ATH Panama, S.A., EVERTEC Mexico Servicios de Procesamiento, S.A. de C.V. and Tarjetas Inteligentes Internacionales, S.A.
(6)	Carlos J. Ramírez has signed this Registration Statement as a director of EVERTEC Dominicana, S.A.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 30, 2010, by and among Popular, Inc., AP Carib Holdings, Ltd., Carib Acquisitions, Inc. and EVERTEC, Inc. (incorporated by reference to Exhibit 2.1 of Popular, Inc.’s Current Report on Form 8-K filed on July 8, 2010, File No. 001-34084)

2.2**	Amendment to the Agreement and Plan of Merger, dated August 5, 2010, by and among Popular, Inc., AP Carib Holdings, Ltd., Carib Acquisition, Inc. and EVERTEC, Inc.

2.3	Second Amendment to the Agreement and Plan of Merger, dated August 8, 2010, by and among Popular, Inc., AP Carib Holdings, Ltd., Carib Acquisition, Inc. and EVERTEC, Inc. (incorporated by reference to Exhibit 2.1 of Popular, Inc.’s Current Report on Form 8-K filed on August 12, 2010, File No. 001-34084)

2.4	Third Amendment to the Agreement and Plan of Merger, dated September 15, 2010, by and among Popular, Inc., AP Carib Holdings, Ltd., Carib Acquisition, Inc. and EVERTEC, Inc. (incorporated by reference to Exhibit 2.1 of Popular, Inc.’s Current Report on Form 8-K filed on September 21, 2010, File No. 001-34084)

2.5	Fourth Amendment to the Agreement and Plan of Merger, dated September 30, 2010, by and among Popular, Inc., AP Carib Holdings, Ltd., Carib Acquisition, Inc. and EVERTEC, Inc. (incorporated by reference to Exhibit 2.1 of Popular, Inc.’s Current Report on Form 8-K filed on October 6, 2010, File No. 001-34084)

3.1**	Articles of Incorporation of EVERTEC, Inc.

3.2**	Bylaws of EVERTEC, Inc.

4.1**	Indenture, dated as of September 30, 2010, among EVERTEC, Inc., the guarantors party thereto and Wilmington Trust FSB, as trustee.

4.2**	Registration Rights Agreement, dated as of September 30, 2010, by and among EVERTEC, Inc., the guarantors party thereto and Banc of America Securities LLC, as representative of the initial purchasers.

4.3**	Form of 11% Senior Note due 2018 (included in the Indenture filed as Exhibit 4.1 to Registration Statement on Form S-4.

5.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP.

5.2*	Opinion of Goldman Antonetti & Córdova, PSC.

5.3*	Opinion of Walkers.

5.4*	Opinion of Consortium – Laclé & Gutiérrez.

5.5*	Opinion of Pereyra & Asociados.

5.6*	Opinion of Consortium – Rodríguez, Archila, Castellanos, Solares & Aguilar, S.C.

5.7*	Opinion of Creel, Garcia-Cuéllar, Aiza y Enríquez, S.C.

5.8*	Opinion of Aleman, Cordero, Galindo & Lee.

10.1**	Credit Agreement, dated as of September 30, 2010, among Carib Holdings, Inc., EVERTEC, Inc., the lenders from time to time parties thereto and Bank of America, N.A., as administrative agent, swingline lender and L/C issuer

10.2**	Amendment No. 1, dated as of March 3, 2011, to Credit Agreement, dated as of September 30, 2010, among Carib Holdings, Inc., EVERTEC, Inc., the lenders from time to time parties thereto and Bank of America, N.A., as administrative agent, swingline lender and L/C issuer

Exhibit No.	Description

10.3**	Guarantee Agreement dated as of September 30, 2010, by and among EVERTEC, Inc., the loan parties identified on the signature pages thereof and Bank of America, N.A. as administrative agent and collateral agent

10.4**	Collateral Agreement dated as of September 30, 2010, among Carib Holdings, Inc., EVERTEC, Inc., each subsidiary of EVERTEC, Inc. identified therein and Bank of America, N.A. as collateral agent

10.5	Amended and Restated Master Service Agreement, dated as of September 30, 2010, among Popular, Inc. Banco Popular de Puerto Rico and EVERTEC, Inc. (incorporated by reference to Exhibit 99.3 of Popular, Inc.’s Current Report on Form 8-K filed on October 6, 2010, File No. 001-34084 ).

10.6	Technology Agreement, made and entered into as of September 30, 2010, by and between Popular, Inc. and EVERTEC, Inc. (incorporated by reference to Exhibit 99.4 of Popular, Inc.’s Current Report on Form 8-K filed on October 6, 2010, File No. 001-34084)

10.7**	Amended and Restated Independent Sales Organization Sponsorship and Services Agreement, dated as of September 30, 2010, by and between Banco Popular de Puerto Rico and EVERTEC, Inc.

10.8	IP Purchase and Sale Agreement, dated June 30, 2010, by and Popular, Inc. (and Affiliates and Subsidiaries) and EVERTEC, Inc. (incorporated by reference to Exhibit 10.1 of Popular, Inc.’s Current Report on Form 8-K filed on July 8, 2010, File. No. 001-34084)

10.9**	Consulting Agreement dated as of September 30, 2010, among Carib Holdings, Inc., EVERTEC, Inc. and Apollo Management VII, L.P.

10.10**	Consulting Agreement dated as of September 30, 2010, among Carib Holdings, Inc., EVERTEC, Inc. and Popular, Inc.

10.11**	Employment Agreement, dated as of October 1, 2010, by and between EVERTEC, Inc. and Felix M. Villamil Pagani

10.12**	Promissory Note and Forgivable Loan, Stock Pledge Agreement, dated as of September 29, 2010, between EVERTEC, Inc. and Félix M. Villamil

10.13**	Employment Agreement, dated as of October 1, 2010, by and between EVERTEC, Inc. and Luis O. Abreu

10.14**	Employment Agreement, dated as of October 1, 2010, by and between EVERTEC, Inc. and Carlos J. Ramirez

10.15**	Employment Agreement, dated as of October 1, 2010, by and between EVERTEC, Inc. and Luis G. Alvarado

10.16**	Employment Agreement, dated as of October 1, 2010, by and between EVERTEC, Inc. and Jorge R. Hernandez

10.17**	Carib Holdings, Inc. 2010 Equity Incentive Plan

10.18**	Form of Stock Option Grant for named executive officers and certain others under Carib Holdings, Inc. 2010 Equity Incentive Plan

10.19**	Carib Holdings, Inc. Stock Option Agreement, dated as of April 5, 2011, by and between Carib Holdings, Inc. and Nathaniel Lipman

Exhibit No.	Description

10.20**	Carib Holdings, Inc. Stock Option Agreement, dated as of April 5, 2011, by and between Carib Holdings, Inc. and Thomas M. White 2006 Trust

10.21**	Subscription Agreement, dated as of April 5, 2011, by and between Carib Holdings, Inc. and Thomas M. White 2006 Trust

10.22**	Subscription Agreement, dated as of February 11, 2011, by and between Carib Holdings, Inc. and Luis O. Abreu. This Agreement is one of six substantially identical subscription agreements and includes a schedule which identifies material details in which each agreement differs from the one that is filed herewith.

12.1**	Statement re Computation of Ratio of Earnings to Fixed Charges.

21.1**	Subsidiaries of EVERTEC, Inc.

23.1**	Consent of PricewaterhouseCoopers LLP, independent auditors.

23.2*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

23.3*	Consent of Goldman Antonetti & Córdova, PSC (included in the opinion filed as Exhibit 5.2 to this Registration Statement).

23.4*	Consent of Walkers (included in the opinion filed as Exhibit 5.3 to this Registration Statement).

23.5*	Consent of Consortium – Laclé & Gutiérrez (included in the opinion filed as Exhibit 5.4 to this Registration Statement).

23.6*	Consent of Pereyra & Asociados (included in the opinion filed as Exhibit 5.5 to this Registration Statement).

23.7*	Consent of Consortium – Rodríguez, Archila, Castellanos, Solares & Aguilar, S.C. (included in the opinion filed as Exhibit 5.6 to this Registration Statement).

23.8*	Consent of Creel, Garcia-Cuéllar, Aiza y Enríquez, S.C. (included in the opinion filed as Exhibit 5.7 to this Registration Statement).

23.9*	Consent of Aleman, Cordero, Galindo & Lee (included in the opinion filed as Exhibit 5.8 to this Registration Statement).

24.1**	Powers of Attorney of Directors and Officers of the registrants (included on signature pages to original Registration Statement).

25.1**	Form T-1 of Wilmington Trust FSB (with respect to the 11% Senior Notes due 2018).

99.1**	Form of Letter of Transmittal.

99.2**	Form of Notice of Guaranteed Delivery.

99.3**	Form of Letter to Brokers.

99.4**	Form of Letter to Clients.

*	Filed herewith
**	Previously filed